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                                                                    EXHIBIT 10.4
                             CONFIDENTIAL TREATMENT
                        PDF SOLUTIONS, INC. HAS REQUESTED
                        THAT THE MARKED PORTIONS OF THIS
                        DOCUMENT BE ACCORDED CONFIDENTIAL
                      TREATMENT PURSUANT TO RULE 406 UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED.



PHILIPS SEMICONDUCTOR
JANUARY 21, 2000


                                YIELD IMPROVEMENT
                              CONSULTING AGREEMENT


        This Yield Improvement Consulting Agreement (this "AGREEMENT") effective as of ****************** (the "EFFECTIVE DATE") is entered into by and between Philips Semiconductor, a corporation organized under the laws of California having its principal place of business at PO Box 3409, Sunnyvale, CA 94088, ("PHILIPS") and PDF Solutions, Inc., a corporation organized under the laws of California, having its principal place of business at 333 West San Carlos Street, Suite 700, San Jose, California, U.S.A. ("PDF").

1.      YIELD IMPROVEMENT SERVICES.

        1.1 During the term of this Agreement, PDF will provide consulting services with respect to integrated circuit yield management issues to Philips. The services (the "PROJECT") are described in detail on a statement of work (the "STATEMENT OF WORK") attached hereto as Exhibit A. The manner and means used by PDF to perform the Services desired by Philips are in the sole discretion and control of PDF. The Statement of Work shall be governed by the terms of this Agreement, and specifies:

               (a) Deliverables. The specific deliverables (the "DELIVERABLES") to be delivered under the Project and relevant milestones for delivering the Deliverables;

               (b) Time Line. A time line for the Project and delivery of the Deliverables;

               (c) Team Members. The team members from PDF and Philips who are to work on the Project and the expected time contributions for each such member;



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               (d)  Data and Tools. The required data, tools, hardware,
                    software, materials, access to personnel and facilities, and other materials required for effectively completing the Project;

               (e) Location. The geographic location where each component of the Project will be completed;

               (f) Fees. The amount and structure of service fees and expenses payable to PDF.

        1.2 Under this Agreement, PDF is not providing or licensing to Philips any existing PDF software programs or products, except to the extent set forth in the Statement of Work, but then only to the extent set forth in a separate software license agreement specifying the software licensed.

        1.3 Philips will provide PDF with such information, materials, technology and Intellectual Property (as defined in Section 3.1) as PDF shall reasonably require in order to perform the Project and/or prepare the Deliverables as specified in the Statement of Work (the "LICENSED PHILIPS TECHNOLOGY"). Philips hereby grants PDF a **************************************
license to use and practice the Licensed Philips Technology, in order for PDF to perform the Services and develop or prepare the Deliverables solely during the term of this Agreement. Philips agrees to obtain for PDF the right to use, for the purpose of performing the Services and preparing the Deliverables, such third party information, materials and technology, and the Intellectual Property rights therein, as PDF reasonably requires in order to perform the Services and/or prepare the Deliverables.

        1.4 In performing the Project, PDF shall exercise all commercially reasonable efforts to prepare, develop and/or make for Philips the Deliverables in accordance with the time schedules set forth in the Statement of Work. PDF shall exercise all commercially reasonable efforts to prepare the Deliverables in conformity with the specifications set forth in the Statement of Work for such Deliverables.

        1.5 Upon delivery of any Deliverable by PDF to Philips, Philips shall examine the Deliverable to determine whether it reasonably meets the Specifications set forth in the Statement of Work. If the Deliverable does not reasonably meet such Specifications, Philips shall have ten (10) days from the date of delivery thereof to reject such Deliverable and specify why it does not reasonably meet such Specifications. Upon such rejection the parties shall work together to determine what needs to be done to bring such Deliverable up to such Specifications. If the Deliverable does not meet the Specifications, PDF shall exercise reasonable efforts to correct promptly such nonconformity of the Deliverable with the Specification and redeliver the Deliverable to Philips upon completion of such correction as soon as reasonably practicable. If a rejection of the Deliverable is not received by PDF within such ten (10) day Period, the Deliverable shall be deemed accepted. Any such acceptance is referred to as an "ACCEPTANCE." Philips agrees to deliver a notice of Acceptance (the "NOTICE OF ACCEPTANCE") of any Deliverable that is Accepted hereunder within such ten (10) day period.

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        1.6 Philips and PDF agree to cooperate in good faith to achieve completion of the Services in a timely and professional manner. Philips understands and agrees that PDF's provision of the Services may depend on Philips completing certain tasks or adhering to certain schedules within Philips's control. Consequently, the schedule for completion of the Services or any portion thereof or delivery of any Deliverable may require adjustments or changes in the event such Philips's tasks or schedules change or are modified or are not completed as anticipated. PDF shall bear no liability or otherwise be responsible for delays in the provision of Services or any portion thereof occasioned by Philips's failure to complete a Philips task or adhere to a Philips schedule.

2.      FEES AND EXPENSES.

        2.1 For the performance of the Project and the Deliverables provided by PDF hereunder, Philips shall pay to PDF the fees and expenses set forth in the Statement of Work ("SERVICE FEES"). Philips shall also reimburse PDF for its out-of-pocket expenses incurred in carrying out its obligations under this Agreement including, but not limited to, travel, hotel, meal, document production and other expenses directly related to the Services performed hereunder further subject to the terms and conditions set forth in the Statement of Work ("EXPENSES").

        2.2 PDF shall invoice Philips for its Service Fees and Expenses upon delivery of a Deliverable or otherwise earning a Service Fee, and otherwise on a monthly basis. Such invoice shall be accompanied by a reasonably detailed brokedown of the invoiced amount. All invoices shall be due and payable when invoiced, and shall be deemed overdue if they remain unpaid 30 days after they become payable. Philips shall pay to PDF the Service Fee so invoiced, within thirty (30) days after its receipt of PDF's invoice therefor.

        2.3 All payments by Philips hereunder shall be made by wire transfer to a bank account to be designated by PDF. The amounts payable to PDF set forth in the Statement of Work are exclusive of any sales or use or other taxes or governmental charges. Philips shall be responsible for payment of all such taxes or charges except for any taxes based solely on PDF's net income. If Philips is required to pay any taxes based on this Section 2.3, Philips shall pay such taxes with no reduction or offset in the amounts payable to PDF hereunder.

        2.4 All amounts which Philips does not pay on a timely basis as required by this Agreement shall be subject to a late charge equal to one and one-half percent (1.5%) per month (or, if less, the maximum allowed by applicable law). In the event that any payment due hereunder is overdue, PDF reserves the right to suspend performance until such delinquency is corrected.

3.      OWNERSHIP.

        3.1 Each party shall solely own any Intellectual Property developed solely by the employee(s) or agents of such party, whether before, during or after the term of this Agreement. For the purposes of this Agreement, provided however, that PDF shall grant Philips a ********* ******** license ***** to use any Intellectual Property constituting a Deliverable that is developed solely by PDF pursuant to a Statement of Work. "INTELLECTUAL

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PROPERTY" shall mean the Confidential Information (as defined in Section 7), patent and patent applications, copyrights, trademarks, trade secrets, know how, maskworks, industrial design rights, rights of authorship, rights of priority, and any other intellectual property rights or rights protecting intangible property information recognized by the law of any country or jurisdiction of the world.

        3.2 Any Intellectual Property jointly developed by the employees of both parties in connection with or as a result of the Services shall be jointly-owned by PDF and Philips; provided, however, that any such Intellectual Property so jointly developed by PDF and Philips which consists of, effects or results in any improvement, enhancement or derivative work of PDF's software and methodologies (including, problem solving processes and practices) and Intellectual Property shall be solely owned by PDF but subject to the license provided in Section 3.4; provided, further, that any such Intellectual Property so jointly developed by PDF and Philips in the manner embodied in the Deliverables and in Philips's product designs, products, fabrication facilities or fabrication processes shall be owned solely by Philips. Each party shall have the right to use, exercise, disclose and license to third parties such jointly developed Intellectual Property that is not solely owned by the other party without accounting to or the consent of the other party.

        3.3 PDF shall grant to Philips and its subsidiaries a ************** ************ ******** *** ******** license (****************************
*****************************) to use, have used for Philips and/or its subsidiaries, copy, modify and/or enhance the Deliverables as set forth in the Statement of Work and any PDF-owned methodologies or practices that Philips shall observe in the ordinary course of the provision of services by PDF under this Agreement (collectively, the "LICENSED PROPERTY") for any purpose in connection with sales, development, manufacture, fabrication, and/or use of products of Philips and/or its subsidiaries, but only to the extent PDF has the right to grant such license; provided that such license shall not extend to any software or tools used by PDF in connection with or during the course of such services or to any software manuals or documents relating to such software or tools except as specifically provided herein; provided, further, that Philips shall be bound by and shall cause its sublicensees to be bound by the confidentiality obligations contained in Section 7; provided, further, that Philips shall not disclose or license any such Licensed Property to any third party independent of the third party's sale, development, manufacturing, fabrication and/or use of semiconductor products in connection with Philips technology or Philips products. Philips understands that PDF will not disclose to Philips certain proprietary methods or trade secrets in connection with the services to be rendered by PDF hereunder. To this end, PDF retains the right to take industry standard measures to keep such proprietary methods or trade secrets from Philips.

        3.4 Except as otherwise set forth in this Section 3, neither this Agreement nor performance of the Project shall give either PDF or Philips any ownership, interest in or rights to the Intellectual Property owned or provided by the other party.

4.      TERM AND TERMINATION.

        4.1 This Agreement shall commence as of the date first set forth above and shall continue in force until completion of the Project, unless sooner terminated as provided in this Section 4.

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        4.2 This Agreement may be terminated upon **************** prior written notice by either party if the other party materially breaches or fails to perform any material obligations-hereunder and the breaching party fails to cure such breach within thirty (30) days of written notice of breach from the non breaching party. Notwithstanding the foregoing, the cure period for any failure of Philips to pay fees and charges due hereunder shall be 10 days from the date of receipt by Philips of any notice of breach relating thereto.

        4.3 Upon expiration or termination of this Agreement, all rights and licenses granted and obligations undertaken hereunder shall forthwith terminate except the following:

               (a) Any and all licenses granted by PDF to Philips under this Agreement shall survive the expiration or termination unless this Agreement is terminated by PDF or Philips in accordance with the provisions of Section 4.2.

               (b) Within thirty (30) days of termination of this Agreement for any reason, PDF shall submit to Philips an itemized invoice for any Service Fees or Expenses accrued and unpaid under this Agreement prior to the date of such termination. Payments shall be made in accordance with
                      Section 2.

               (c) The provisions of Sections 3.1, 3.2, 3.4, 4, 5, 6, 7, 8, 9, 10, 11 shall survive any expiration or termination of this Agreement. .

5. INDEPENDENT CONTRACTORS. The relationship of PDF and Philips established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct or control the day-to-day activities of the other, (ii) constitute the, parties as agents, partners, joint venturers, co-owners, or otherwise as participants in a joint or common undertaking, or (iii) either party to create or assume any obligation on behalf of the other or bind the other for any purpose whatsoever nor shall either party represent to anyone that it has such power or authority.

6. RIGHT TO PERFORM SERVICES FOR OTHERS. Philips acknowledges that PDF has extensive expertise, experience, and proprietary products and tools in the area of electronic design and yield improvement and that PDF intends to utilize such expertise, experience, products and tools in providing consulting services and other services to other clients. Subject to PDF's compliance with the confidentiality provisions stated herein, nothing in this Agreement shall restrict or limit PDF from performing such design consulting or other services to any other entity in any industry, including the semiconductor and electronics industries. Philips agrees that, except as otherwise agreed in this Agreement, PDF and its employees may provide design consulting services similar in nature to the Services for any third parties both during and after the term of this Agreement. Subject to the limitations placed on PDF by the confidentiality provisions of this Agreement or by any existing Non-Disclosure Agreement between PDF and Philips, PDF may in its sole discretion develop, use, market, license, offer for sale, or sell any software, application or product that is similar or related to that which was developed by PDF for Philips hereunder.

7. CONFIDENTIALITY.

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        7.1 Except as otherwise provided herein, each party agrees, at all times during the term of this Agreement and for ***** years after receipt of Confidential Information, to hold in strictest confidence (and to cause its subsidiaries, employees and affiliates to hold in strictest confidence), and not to use, except for the purposes contemplated herein, or to disclose to any person, firm or corporation without written authorization of the other party, any Confidential Information of the disclosing party. As used in this Agreement, "CONFIDENTIAL INFORMATION" means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, software, developments, inventions, processes, design flows, methods, methodologies, formulas, algorithms, technologies, designs, drawings, engineering, hardware configuration information, yield data or other information disclosed by one party to the other either directly or indirectly in writing, orally or by drawings or observation of parts or equipment.

        7.2 Confidential Information does not include any of the foregoing items which (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure as evidenced by the receiving party's files immediately prior to such disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independently developed by the other party by employees or agents without access to the party's Confidential Information.

        7.3 Except as otherwise agreed by both parties, PDF shall return to Philips all Confidential Information of Philips owned by Philips and not licensed to PDF or jointly owned by PDF and Philips and copies thereof, within thirty (30) days after completion of the Project or after expiration or termination of this Agreement. Except as otherwise agreed by both parties, Philips shall return to PDF all Confidential Information of PDF owned by PDF and not licensed to Philips or jointly owned by PDF and Philips and copies thereof, within thirty (30) days after completion of the Project or after expiration or termination of this Agreement.

8.      WARRANTY.

        8.1 PDF warrants to Philips that the Services provided hereunder will be performed in a professional manner consistent with the quality of PDF's performance of services for similarly situated clients.

        8.2 THE WARRANTY ABOVE IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, WHICH ARE EXPRESSLY DISCLAIMED. NOTHING UNDER THIS AGREEMENT, OR THE STATEMENT OF WORK OR PROJECT SHALL BE DEEMED TO BE A WARRANTY AS TO THE OUTCOME OF ANY PROJECT OR THE EFFICACY OF ANY RECOMMENDATIONS MADE BY PDF. NOTHING UNDER THIS AGREEMENT OR THE STATEMENT OF WORK SHALL BE DEEMED TO CREATE ANY LIABILITY ON THE PART OF PDF WITH RESPECT TO THE OUTCOME OF A PROJECT OR ANY ACTIONS TAKEN BY PHILIPS AS A CONSEQUENCE OF PDF'S RECOMMENDATIONS.

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9.      LIMITATIONS ON LIABILITY.

        9.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, CONTRACT, TORT NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

        9.2 No action, regardless of form, arising from this Agreement may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the later of the date of last payment or the date such unpaid amount should have been paid.

10.     DISPUTE RESOLUTION.

        10.1 The parties shall attempt in good faith to resolve any dispute arising under this Agreement informally according to the following procedure. Upon written request of either party identifying a dispute to be resolved, each party will designate an executive officer with the responsibility and authority to resolve the dispute. These officers shall meet preliminarily within fifteen
(15) days (or such longer time period as the parties shall agree) after the request to identify the scope of the dispute and the information needed to discuss and attempt to resolve such dispute. These officers shall then gather relevant information regarding the dispute and shall meet to discuss the issue and to negotiate in good faith to resolve the issue.

        10.2 In the event the parties are unable to resolve the dispute within thirty (30) days after the first meeting of the designated officers as specified above (or such longer time period as the parties agree), then the dispute shall be resolved by binding arbitration under the terms of this Section 10.2. The arbitration shall be held in the city of San Jose, California U.S.A. in accordance with the then existing Commercial Arbitration Rules of the American Arbitration Association, as modified hereunder. The arbitration shall be conducted by one (1) arbitrator, who shall be an expert in the area of the industry and not associated with either party. The decision of the arbitrator shall be binding upon the parties, and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

        10.3 Nothing in this Section shall restrict the right of either party to apply to a court of competent jurisdiction for emergency equitable relief prior to or pending final determination of a claim by arbitration in accordance with this Section. The prevailing party in any arbitration or judicial action brought to enforce or interpret this Agreement or for relief for its breach shall be entitled to recover its costs (including its share of arbitration fees) and its reasonable attorneys fees therein incurred.

11.     MISCELLANEOUS

        11.1 AMENDMENTS AND WAIVERS; INTERPRETATION. Any term of this Agreement or any Statement of Work may be amended or waived only with the written consent by the representatives of the parties. The failure of a party to enforce any provision of this Agreement shall not constitute a waiver of such provision or the right of such party to enforce such provision


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or any other provision. In the event that any term of the Statement of Work conflicts with the terms of this Agreement, the terms of this Agreement shall take precedence.

        11.2 ASSIGNMENT. Neither party shall assign, delegate, or subcontract any portion of its Canada and the United States, including U.S. Export Administration Regulations, without proper authorization from the appropriate governmental authorities. In addition, the parties agree that no technology furnished to the other will be used for any purpose to develop and/or manufacture nuclear, chemical or biological weapons and/or missiles.

        11.3 NON-SOLICITATION. Philips shall not solicit or influence or attempt to influence any person employed by PDF to terminate or otherwise cease his or her employment with PDF or become an employee of Philips or any competitor of PDF. A company's status as a competitor of PDF shall be determined by PDF in its sole discretion.

                                       8

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        IN WITNESS WHEREOF, the-parties have executed this Agreement as of the date first set forth above.


PHILIPS SEMICONDUCTOR               PDF SOLUTIONS, INC.


By:     /s/ David Ledvina           By:    /s/ PS Melman

Title:  Vice President              Title: CFO

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                        PHILIPS SEMICONDUCTORS - ********

DATE:          1/21/2000

TO:            Dave Joseph - PDF Solutions

CC:            *****************************************************************
               ****************************

FROM:          Miguel Delgado

RE.            PDF - Yield Improvement Deliverables

PRIORITY:      (Urgent)
------------------------------------------------------------------------------

The scope of the yield consulting service is to improve Philips ************* ************** as outlined in the PDF Solutions, Inc. presentation "Yield Improvement Proposal ******** ************, ********", dated ***************.

PDF's overall services shall be aimed to improve ******** yield to achieve ************** *****************************************************, plus various deliverables as outlined in the above cited document and PDF revision 1.2, including software.

Outlined below is a list of essential deliverables from PDF Solutions, Inc. to the ************. The bases of these deliverables are the above-named documents, with the following clarifications and modifications:

1.      ***********************************************************************
        ****************************** *************************************
        *******************************.

2.      ************************ ************************.

        2.1    **************************************************************
               ********************************************************
               *********************************.

3.      Software License Fees:

        3.1 Philips-******** to be granted, ************, a software license to use **** for the duration of the project (expected to be * months).

        3.2    For use beyond the projects duration:

               3.2.1  ********************************************************
                      ********************************************************
                      ********************************

                                                                   CONFIDENTIAL

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               3.2.2  ********************************************************
                      ********************************************************
                      ********************************

               3.2.3  ********************************************************
                      ********************************************************
                      ********************************

        3.3    *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               **********************************************.

        3.4    *****************************************************************
               *****************************************************************
               *****************************************************************

        3.5 Complete training of the use of the software and analysis techniques - provide ***** classes that cover the use of the tools. Details to be worked out between PDF and Philips Semiconductors,***************.

               3.5.l Training of approx. *** engineers over the *** months engagement period in up to ******** classes.

        3.6 Software customization specific to ***************** will provided at mutually acceptable time frame throughout the life of the engagement.

4.      CV and CVA License Fees:

        4.1    ***************** included in fixed fee.

        4.2    ***************************************************

        4.3    Characterization Vehicles -
               **************************************** *****************. These
               are vehicles to provide the *******************************
               ***********.

        4.4    ****************************************************************
               ************************************************************.

        4.5    ****************************************************************
               ************************************************************.

5.      Module Support and Resources:

                                       2                            CONFIDENTIAL

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        5.1    ****************************************************************
               ************************************************************.

        5.2 Philips Semiconductors will have full access to all PDF research and experience on best known methods/practices that are not restricted by confidentiality agreements.

        5.3 Philips ****************** will have full access to data search capabilities and resources within PDF to bring resolutions to issues and or enhancements to *************** and or *********** issues.

        5.4 On site resources for module issues and or software will be provided *******************************************************
               ************************************************************.

        5.5    Minimum PDF resources dedicated to the program:

               5.5.1  ***** Engagement Leader (~ **% on site).

               5.5.2  ***** ***************


                                       3                           CONFIDENTIAL
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                                   EXHIBIT "B"
                              TO SERVICES AGREEMENT

                                      FEES

GENERAL

The Services specifically contemplate is the improvement of Philips ************* yield ramp for *** from the baseline yield ramp as defined in the Statement of Work (SOW). ***********
*****************************************************************************.

FIXED FEE

PDF shall invoice Philips for ***************************. The estimate is for Phase 1 as described in the SOW is *****************. The duration may be modified in writing by mutual agreement. Philips shall pay such invoices in accordance with this Agreement.

INCENTIVE FEE

PDF and Philips shall review the yield of all wafers processed on the **** product line and determine the yields.
***********************************************************
************************************************************ commencing upon project commencement. ***************************************************
************************************************************.

* **************************************************************************
***************************************************************************
*****************************************************..

TRAVEL REIMBURSEMENT

PDF shall invoice Philips for all actual authorized travel in support of the project. The time period for travel reimbursement shall include Phase 1 and Phase 2 of the project
******************.

SOFTWARE LICENSE FEES

********************************************************************************
****************************************************************.

********************************************************************************
********************************************************************************
********************************************************************************
****************************************************.